EXHIBIT 99.1

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM SEPTEMBER 1, 2009 THROUGH SEPTEMBER 30, 2009
FORM MOR-1
(Unaudited)

(in thousands)	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.
Cash flow from Operating Activities
Net loss	$ (7,314)	$ (4,105)	$ (2,878)	$ (301)	$ -	$ (7,284)	$ (16)	$ -	$ (16)	$ -	$ (14,614)	$ 3,434	$ -	$ (11,180)
	-													-
Record equity in subsidiaries	(7,300)	-	-	-	7,300	7,300	-	-	-	-	-	(14,614)	14,614	-

Net loss as adjusted	(14,614)	(4,105)	(2,878)	(301)	7,300	16	(16)	-	(16)	-	(14,614)	(11,180)	14,614	(11,180)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	7,300	-	-	-	(7,300)	(7,300)	-	-	-	-	-	14,614	(14,614)	-
Non-cash interest accretion on property tax settlement	-	(8)	(54)	(7)	-	(69)	-	-	-	-	(69)	-	-	(69)
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(3,434)	-	(3,434)
Depreciation	15	3,329	381	210	-	3,920	-	-	-	-	3,935	-	-	3,935
Amortization	-	85	-	2	-	87	-	-	-	-	87	-	-	87
Provisions for losses on receivables	-	521	200	146	-	867	-	-	-	-	867	-	-	867
Stock based compensation expense	12	10	4	-	-	14	-	-	-	-	26	-	-	26
Valuation Allowance CRDA	-	43	64	55	-	162	-	-	-	-	162	-	-	162

Change in operating assets & liabilities:
Accounts receivable	5	(212)	258	(112)	-	(66)	-	-	-	-	(61)	-	-	(61)
Inventories	-	260	315	133	-	708	-	-	-	-	708	-	-	708
Other current assets	387	2,438	1,355	1,062	-	4,855	-	-	-	-	5,242	-	-	5,242
Other assets	(340)	(578)	(306)	210	-	(674)	-	-	-	-	(1,014)	-	-	(1,014)
Due to Affiliates	7,762	(5,864)	(1,450)	(448)	-	(7,762)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	1,198	(1,496)	(323)	(596)	-	(2,415)	20	-	20	-	(1,197)	-	-	(1,197)
Accrued interest	(1,989)	5,853	(1,315)	46	-	4,584	-	-	-	-	2,595	-	-	2,595
Other long-term liabilities	-	-	(59)	(2)	-	(61)	-	-	-	-	(61)	-	-	(61)
Net cash provided(used) by operating activities	(264)	276	(3,808)	398	-	(3,134)	4	-	4	-	(3,394)	-	-	(3,394)

Cash flow from Investing Activities
Purchases of PPE	(80)	(234)	(125)	(389)	-	(748)	-	-	-	-	(828)	-	-	(828)
Proceeds from CRDA investments	(1)	348	11	11	-	370	-	-	-	-	369	-	-	369
Net cash provided(used) by investing activities	(81)	114	(114)	(378)	-	(378)	-	-	-	-	(459)	-	-	(459)

Cash flows from Financing Activities
Repayment of term loan	(1,230)	-	-	-	-	-	-	-	-	-	(1,230)	-	-	(1,230)
Borrowing (Repayment) - I/C Debt	2,692	-	-	(2,692)	-	(2,692)	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(87)	(68)	-	-	(155)	-	-	-	-	(155)	-	-	(155)
Contributions from Parent	4	-	-	-	-	-	(4)	-	(4)	-	-	-	-	-
Net cash provided(used) by financing activities	1,466	(87)	(68)	(2,692)	-	(2,847)	(4)	-	(4)	-	(1,385)	-	-	(1,385)

Net increase(decrease) in cash and cash equivalents	1,121	303	(3,990)	(2,672)	-	(6,359)	-	-	-	-	(5,238)	-	-	(5,238)
Cash and cash equivalents at beginning of period	23,046	25,929	17,455	13,781	-	57,165	-	-	-	-	80,211	-	-	80,211
Cash and cash equivalents at end of period	$ 24,167	$ 26,232	$ 13,465	$ 11,109	$ -	$ 50,806	$ -	$ -	$ -	$ -	$ 74,973	$ -	$ -	$ 74,973

Cash Disbursements(in whole dollars)	$13,890,011	$33,645,000	$17,843,786	$13,922,120		$79,300,917	$0				$79,300,917	$0		$79,300,917

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS, LLC et al.	Case No. 09-13654 (JHW)
CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE PERIOD FROM FEBRUARY 17, 2009 THROUGH SEPTEMBER 30, 2009
FORM MOR-1
(Unaudited)

(in thousands)	TER Holdings	Trump Taj Mahal	Trump Plaza	Trump Marina	RJE's & Elims	Total	TER Dev.	RJE's & Elims	Total	Elims	Consolidated TER Holdings	TER Inc.	TER Inc. Elims	Consolidated TER, Inc.

Cash flow from Operating Activities
Net loss	$ (62,550)	$ (26,133)	$(368,910)	$ (187,807)	$ -	$(582,850)	$ (298)	$ -	$ (298)	$ -	$(645,698)	$157,823	$ -	$ (487,875)
	-											-		-
Record equity in subsidiaries	(583,148)	-	-	-	583,148	583,148	-	-	-	-	-	(645,698)	645,698	-

Net loss as adjusted	(645,698)	(26,133)	(368,910)	(187,807)	583,148	298	(298)	-	(298)	-	(645,698)	(487,875)	645,698	(487,875)
Adjustments to reconcile net loss to net
cash provided by operating activities
Equity in earning of subsidiaries	583,148	-	-	-	(583,148)	(583,148)	-	-	-	-	-	645,698	(645,698)	-
Non-cash interest accretion on property tax settlement	-	(62)	(394)	(45)	-	(501)	-	-	-	-	(501)	-	-	(501)
Deferred income taxes	-	(335)	(1,910)	-	-	(2,245)	-	-	-	-	(2,245)	(6,079)	-	(8,324)
Minority Interest	-	-	-	-	-	-	-	-	-	-	-	(151,739)	-	(151,739)
Intangible asset impairment charge	-	3,720	16,780	-	-	20,500	-	-	-	-	20,500	-	-	20,500
Asset impairment charge	-	-	331,059	205,174	-	536,233	-	-	-	-	536,233	-	-	536,233
Depreciation	103	24,672	6,562	885	-	32,119	-	-	-	-	32,222	-	-	32,222
Amortization	-	635	4	22	-	661	-	-	-	-	661	-	-	661
Amortization of deferred financing costs	62	26	13	-	-	39	-	-	-	-	101	-	-	101
Provisions for losses on receivables	-	7,639	1,405	1,327	-	10,371	-	-	-	-	10,371	-	-	10,371
Stock based compensation expense	568	83	31	-	-	114	-	-	-	-	682	-	-	682
Non-cash reorganization expense	7,581	4,567	2,284	-	-	6,851	-	-	-	-	14,432	-	-	14,432
Valuation Allowance CRDA	-	(516)	(130)	165	-	(481)	-	-	-	-	(481)	-	-	(481)

Change in operating assets & liabilities:
Accounts receivable	(68)	(7,410)	(1,290)	(885)	-	(9,585)	-	-	-	-	(9,653)	-	-	(9,653)
Inventories	-	70	301	270	-	641	-	-	-	-	641	-	-	641
Other current assets	(2,569)	(288)	1,429	567	-	1,708	-	-	-	-	(861)	-	-	(861)
Other assets	192	(253)	34	720	-	501	-	-	-	-	693	-	-	693
Due to Affiliates	11,553	(11,576)	542	(519)	-	(11,553)	-	-	-	-	-	-	-	-
Accounts payable, accrued expenses and other liabilities	6,517	5,355	1,055	(16,166)	-	(9,756)	(138)	-	(138)	-	(3,377)	-	-	(3,377)
Accrued interest	55,767	8,990	(34)	336	-	9,292	-	-	-	-	65,059	-	-	65,059
Other long-term liabilities	-	-	(2,812)	(8)	-	(2,820)	-	-	-	-	(2,820)	-	-	(2,820)
Net cash provided(used) by operating activities	17,156	9,184	(13,981)	4,036	-	(761)	(436)	-	(436)	-	15,959	5	-	15,964

Cash flow from Investing Activities
Purchases of PPE	(61)	(11,420)	(829)	(1,755)	-	(14,004)	-	-	-	-	(14,065)	-	-	(14,065)
Decrease in Restricted Cash	2,807	-	-	-	-	-	-	-	-	-	2,807	-	-	2,807
Investment in and advances to subs	-	-	-	-	-	-	-	-	-	-	-	(984)	984	-
Purchases of CRDA investments	-	(2,774)	(1,295)	(1,035)	-	(5,104)	-	-	-	-	(5,104)	-	-	(5,104)
Proceeds from CRDA investments	(1)	5,356	1,893	930	-	8,179	-	-	-	-	8,178	-	-	8,178
Net cash provided(used) by investing activities	2,745	(8,838)	(231)	(1,860)	-	(10,929)	-	-	-	-	(8,184)	(984)	984	(8,184)

Cash flows from Financing Activities
Repayment of term loan	(3,694)	-	-	-	-	-	-	-	-	-	(3,694)	-	-	(3,694)
Borrowing (Repayment) - I/C Debt	(1,092)	-	7,671	(6,579)	-	1,092	-	-	-	-	-	-	-	-
Repayment of other long-term debt	-	(201)	(68)	-	-	(269)	-	-	-	-	(269)	-	-	(269)
Contributions from Parent	548	-	-	-	-	-	436	-	436	-	984	-	(984)	-
Net cash provided(used) by financing activities	(4,238)	(201)	7,603	(6,579)	-	823	436	-	436	-	(2,979)	-	(984)	(3,963)

Net increase(decrease) in cash and cash equivalents	15,663	145	(6,609)	(4,403)	-	(10,867)	-	-	-	-	4,796	(979)	-	3,817
Cash and cash equivalents at beginning of period	8,504	26,087	20,074	15,512	-	61,673	-	-	-	-	70,177	979	-	71,156
Cash and cash equivalents at end of period	$ 24,167	$ 26,232	$ 13,465	$ 11,109	$ -	$ 50,806	$ -	$ -	$ -	$ -	$ 74,973	$ (0)	$ -	$ 74,973

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Month Ended September 30, 2009
MOR-2 Case # 09-13654 (JHW)
(Unaudited)

	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
(Dollars in Thousands)	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$13,009	$4,124	$3,311	$0	$0	$0	$0	$20,444	$0	$0	$20,444
SLOT REVENUE	21,162	11,367	9,636	0	0	0	0	42,165	0	0	42,165
POKER REVENUE	1,373	0	0	0	0	0	0	1,373	0	0	1,373
KENO WIN	25	0	0	0	0	0	0	25	0	0	25
SIMULCAST REVENUE	53	0	0	0	0	0	0	53	0	0	53
TOTAL GAMING REVENUE	35,622	15,491	12,947	0	0	0	0	64,060	0	0	64,060

ROOMS	4,694	1,988	1,475	0	0	0	0	8,157	0	0	8,157
FOOD & BEVERAGE	4,760	1,918	1,711	0	0	0	0	8,389	0	0	8,389
ENTERTAINMENT	1,267	88	11	0	0	0	0	1,366	0	0	1,366
OTHER	1,895	634	941	0	0	0	0	3,470	0	0	3,470
TOTAL OTHER	12,616	4,628	4,138	0	0	0	0	21,382	0	0	21,382

GROSS REVENUE	48,238	20,119	17,085	0	0	0	0	85,442	0	0	85,442

RFB COMPS	5,710	2,474	1,914	0	0	0	0	10,098	0	0	10,098
COIN	3,566	2,051	1,863	0	0	0	0	7,480	0	0	7,480
CASH COMPS	2,120	115	147	0	0	0	0	2,382	0	0	2,382
ALLOCATED COMPS	0	0	0	0	0	0	0	0	0	0	0
TOTAL PROMO ALLOWANCES	11,396	4,640	3,924	0	0	0	0	19,960	0	0	19,960

NET REVENUES	36,842	15,479	13,161	0	0	0	0	65,482	0	0	65,482

EXPENSES
PAYROLL & RELATED	13,156	7,493	6,311	0	0	375	0	27,335	0	0	27,335
COST OF GOODS SOLD	1,797	600	705	0	0	0	0	3,102	0	0	3,102
PROMO EXPENSE	1,688	884	640	0	0	0	0	3,212	0	0	3,212
ADVERTISING	294	182	159	0	0	1	0	636	0	0	636
MARKETING/ENTERTAINMENT	2,428	456	399	0	0	0	0	3,283	0	0	3,283
GAMING TAX & REG FEES	3,348	1,671	1,428	0	0	18	0	6,465	0	0	6,465
PROPERTY TAX, RENT & INSUR	3,600	1,817	1,181	0	0	463	0	7,061	0	0	7,061
UTILITIES	1,563	739	618	0	0	9	0	2,929	0	0	2,929
PROV FOR DOUBTFUL ACCTS	522	199	146	0	0	0	0	867	0	0	867
GEN, ADMIN & OTHER OPER	3,161	1,345	1,409	0	16	2,211	0	8,142	0	0	8,142
TOTAL OPERATING EXPENSES	31,557	15,386	12,996	0	16	3,077	0	63,032	0	0	63,032

GROSS OPERATING PROFIT	5,285	93	165	0	(16)	(3,077)	0	2,450	0	0	2,450

VALUATION ADJ REINVEST BONDS	43	65	55	0	0	0	0	163	0	0	163
CRDA DONATION EXPENSE	0	0	0	0	0	0	0	0	0	0	0
SETTLEMENT REIMBURSEMENT	0	0	0	0	0	0	0	0	0	0	0
LOSS ON DEBT EXTINGUISHMENT	0	0	0	0	0	0	0	0	0	0	0
CRDA EXPENSE(INCOME)	43	65	55	0	0	0	0	163	0	0	163

EBITDA	5,242	28	110	0	(16)	(3,077)	0	2,287	0	0	2,287

DEPRECIATION & AMORTIZATION	(3,414)	(381)	(213)	0	0	(15)	0	(4,023)	0	0	(4,023)
INTEREST INCOME	4	75	17	9,267	0	8,401	(17,665)	99	0	0	99
INTEREST EXPENSE	(5,937)	(2,600)	(215)	(9,267)	0	(12,623)	17,665	(12,977)	0	0	(12,977)
NON-CASH REORGANIZATION EXPENSE								0			0
OTHER NON-OP INC(EXP)/IMPAIRMENT	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR TAXES	0	0	0	0	0	0	0	0	0	0	0
NON-CONTROLLING INTEREST IN SUBS	0	0	0	0	0	0	0	0	3,434	0	3,434
NET INCOME(LOSS)	($4,105)	($2,878)	($301)	$0	($16)	($7,314)	$0	($14,614)	$3,434	$0	($11,180)

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS et al
Consolidating Statement of Operations
For the Period February 17 through September 30, 2009
MOR-2Case # 09-13654 (JHW)
(Unaudited)

	TRUMP	TRUMP	TRUMP	TER	TER	TER	TERH	TERH		TER INC	TER INC
(Dollars in Thousands)	TAJ MAHAL	PLAZA	MARINA	FUNDING	DEVELOP	HOLDINGS LP	ELIMINATION	CONSOLIDATED	TER INC	ELIMINATION	CONSOLIDATED
REVENUES
TABLE GAMES REVENUE	$95,787	$35,791	$24,827	$ -	$ -	$ -	$ -	$156,405	$ -	$ -	$156,405
SLOT REVENUE	173,270	92,670	80,437	-	-	-	-	346,377	-	-	346,377
POKER REVENUE	11,301	-	-	-	-	-	-	11,301	-	-	11,301
KENO WIN	137	-	-	-	-	-	-	137	-	-	137
SIMULCAST REVENUE	472	-	-	-	-	-	-	472	-	-	472
TOTAL GAMING REVENUE	280,967	128,461	105,264	-	-	-	-	514,692	-	-	514,692

ROOMS	34,984	15,753	11,507	-	-	-	-	62,244	-	-	62,244
FOOD & BEVERAGE	36,157	16,535	13,223	-	-	-	-	65,915	-	-	65,915
ENTERTAINMENT	3,254	966	162	-	-	-	-	4,382	-	-	4,382
OTHER	13,649	4,950	5,805	-	-	-	-	24,404	-	-	24,404
TOTAL OTHER	88,044	38,204	30,697	-	-	-	-	156,945	-	-	156,945

GROSS REVENUE	369,011	166,665	135,961	-	-	-	-	671,637	-	-	671,637

RFB COMPS	44,547	20,373	15,550	-	-	-	-	80,470	-	-	80,470
COIN	30,434	17,674	16,161	-	-	-	-	64,269	-	-	64,269
CASH COMPS	12,417	878	548	-	-	-	-	13,843	-	-	13,843
TOTAL PROMO ALLOWANCES	87,398	38,925	32,259	-	-	-	-	158,582	-	-	158,582

NET REVENUES	281,613	127,740	103,702	-	-	-	-	513,055	-	-	513,055

EXPENSES
PAYROLL & RELATED	97,509	59,365	47,944	-	-	3,434	-	208,252	-	-	208,252
COST OF GOODS SOLD	13,620	5,104	5,086	-	-	-	-	23,810	-	-	23,810
PROMO EXPENSE	13,819	10,367	5,586	-	-	-	-	29,772	-	-	29,772
ADVERTISING	2,800	1,744	1,370	-	-	1	-	5,915	-	-	5,915
MARKETING/ENTERTAINMENT	12,063	3,704	2,990	-	-	-	-	18,757	-	-	18,757
GAMING TAX & REG FEES	27,024	13,946	11,681	-	-	71	-	52,722	-	-	52,722
PROPERTY TAX, RENT & INSUR	23,795	11,335	8,867	-	-	2,625	-	46,622	-	-	46,622
UTILITIES	11,326	5,192	4,496	-	-	74	-	21,088	-	-	21,088
PROV FOR DOUBTFUL ACCTS	7,640	1,404	1,329	-	-	-	-	10,373	-	-	10,373
GEN, ADMIN & OTHER OPER	21,335	11,464	9,657	-	298	17,049	-	59,803	-	-	59,803
TOTAL OPERATING EXPENSES	230,931	123,625	99,006	-	298	23,254	-	477,114	-	-	477,114

GROSS OPERATING PROFIT	50,682	4,115	4,696	-	(298)	(23,254)	-	35,941	-	-	35,941

CRDA EXPENSE(INCOME)	(518)	(129)	166	-	-	-	-	(481)	-	-	(481)

EBITDA	51,200	4,244	4,530	-	(298)	(23,254)	-	36,422	-	-	36,422

DEPRECIATION & AMORTIZATION	(25,307)	(6,565)	(907)	-	-	(101)	-	(32,880)	-	-	(32,880)
INTEREST INCOME	62	566	146	68,841	-	62,463	(131,167)	911	5	-	916
INTEREST EXPENSE	(44,136)	(18,942)	(1,598)	(68,841)	-	(94,116)	131,167	(96,466)	-	-	(96,466)
NON-CASH REORGANIZATION EXPENSE	(4,567)	(2,284)	0	-	-	(7,581)	-	(14,432)	-	-	(14,432)
OTHER NON-OP INC(EXP)/IMPAIRMENT	(3,720)	(347,839)	(189,978)	-	-	39	-	(541,498)	-	-	(541,498)
INCOME TAX BENEFIT	335	1,910	0	-	-	-	-	2,245	6,079	-	8,324
NON-CONTROLLING INTEREST IN SUBS	-	-	-	-	-	-	-	-	151,739	-	151,739
NET INCOME(LOSS)	($26,133)	($368,910)	($187,807)	$0	($298)	($62,550)	$0	($645,698)	$157,823	$0	($487,875)

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
September 30, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

											September 30, 2009	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT ASSETS
CASH & CASH EQUIVALENTS	$26,232	$13,465	$11,109	$0	$0	$24,167	$0	$74,973	$0	$0	$74,973	$71,156
ACCOUNTS RECEIVABLE, NET	27,199	7,207	6,459	0	0	0	0	40,865	0	0	40,865	41,896
ACCTS RECEIVABLE, OTHER	1,907	1,568	1,531	145,752	0	24,930	(170,577)	5,111	0	0	5,111	4,798
RE TAX RECEIVABLE	488	3,091	354	0	0	0	0	3,933	0	0	3,933	638
INVENTORIES	2,861	1,068	895	0	0	0	0	4,824	0	0	4,824	5,465
PREPAID AND OTHER	10,469	4,674	3,682	0	0	3,876	0	22,701	0	0	22,701	21,200
DEF INCOME TAXES- CURRENT	904	944	1,019	0	0	0	0	2,867	10,942	0	13,809	13,809
TOTAL CURRENT ASSETS	70,060	32,017	25,049	145,752	0	52,973	(170,577)	155,274	10,942	0	166,216	158,962

INVESTMENT IN SUBSIDIARIES	0	0	0	0	0	(1,398)	1,398	0	(625,527)	625,527	0	0
NOTES RECEIVABLE	0	0	0	1,248,969	0	1,182,923	(2,431,892)	0	0	0	0	0

PROPERTY & EQUIPMENT
LAND	196,618	9,542	6,239	0	0	1,043	0	213,442	0	0	213,442	398,296
BUILDINGS AND IMPROVEMENTS	899,970	15,532	13,346	0	0	1,645	0	930,493	0	0	930,493	1,264,760
FURNITURE, FIXTURES AND EQUIPMENT	134,258	6,791	3,286	0	0	934	0	145,269	0	0	145,269	220,351
LEASEHOLD IMPROVEMENTS	0	0	1,243	0	0	958	0	2,201	0	0	2,201	6,093
CONSTRUCTION-IN-PROCESS	996	351	99	0	100	293	0	1,839	0	0	1,839	4,006
PROPERTY AND EQUIPMENT	1,231,842	32,216	24,213	0	100	4,873	0	1,293,244	0	0	1,293,244	1,893,506
ACCUMULATED DEPRECIATION	(147,494)	(812)	(468)	0	0	(1,540)	0	(150,314)	0	0	(150,314)	(189,889)
PROPERTY AND EQUIPMENT, NET	1,084,348	31,404	23,745	0	100	3,333	0	1,142,930	0	0	1,142,930	1,703,617

RESTRICTED CASH	0	0	0	0	0	0	0	0	0	0	0	2,807
DEFERRED FINANCE COSTS, NET	0	0	0	0	0	0	0	0	0	0	0	14,533

LEASEHOLD INT	0	19	0	0	0	0	0	19	0	0	19	23
CUSTOMER RELATION	2,634	0	0	0	0	0	0	2,634	0	0	2,634	3,253
TRADENAMES	32,712	0	0	0	0	0	0	32,712	0	0	32,712	53,212
INTANGIBLES ASSETS, NET	35,346	19	0	0	0	0	0	35,365	0	0	35,365	56,488
RE TAX RECEIVABLE-L/T	1,549	9,763	1,117	0	0	0	0	12,429	0	0	12,429	15,863
CRDA INVESTMENTS	28,269	16,283	11,831	0	0	0	0	56,383	0	0	56,383	57,464
OTHER ASSETS, NET	4,907	1,920	2,633	0	0	14,226	0	23,686	0	0	23,686	25,630
TOTAL ASSETS	$1,224,479	$91,406	$64,375	$1,394,721	$100	$1,252,057	($2,601,071)	$1,426,067	($614,585)	$625,527	$1,437,009	$2,035,364

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS et al
Consolidating Balance Sheet
September 30, 2009 and February 16, 2009
MOR-3 Case # 09-13654 (JHW)
(Unaudited)

											September 30, 2009	February 16, 2009
(Dollars in Thousands)	TRUMP TAJ MAHAL	TRUMP PLAZA	TRUMP MARINA	TER FUNDING	TER DEVELOPMENT	TER HOLDINGS LP	TERH ELIMINATION	TERH CONSOLIDATED	TRUMP ENTER RESORTS INC	TER INC ELIMINATION	TER INC CONSOLIDATED	TER INC CONSOLIDATED
CURRENT LIABILITIES
ACCOUNTS PAYABLE	$8,732	$3,188	$2,928	$0	$23	$12,604	$0	$27,475	$0	$0	$27,475	$32,640
ACCRUED PAYROLL	13,120	6,845	5,997	0	0	1,014	0	26,976	0	0	26,976	24,234
INCOME TAXES PAYABLE	3,470	2,384	2,011	0	0	483	0	8,348	0	0	8,348	8,248
ACCRUED INTEREST PAYABLE	26,226	6,383	2,610	145,752	0	146,189	(170,577)	156,583	0	0	156,583	91,524
DUE TO AFFILIATES	17,838	1,540	674	0	0	(20,052)	0	0	0	0	0	0
SELF INSURANCE RESERVES	8,219	5,110	3,768	0	0	0	0	17,097	0	0	17,097	14,717
ACCRUED PARTNER DISTRIBUTIONS	0	0	0	0	0	770	0	770	0	0	770	0
OTHER ACCRUED LIABILITIES	8,238	5,258	3,747	0	0	1,588	0	18,831	0	0	18,831	12,744
OTHER CURRENT LIABILITIES	7,171	5,512	2,144	0	0	34	0	14,861	0	0	14,861	31,928
SENIOR NOTES	564,327	287,153	0	1,248,969	0	1,248,969	(2,100,449)	1,248,969	0	0	1,248,969	1,248,969
CURR MATURITIES - LONG-TERM DEBT	405	268	0	0	0	485,063	0	485,736	0	0	485,736	489,032
TOTAL CURRENT LIABILITIES	657,746	323,641	23,879	1,394,721	23	1,876,662	(2,271,026)	2,005,646	0	0	2,005,646	1,954,036

INTERCOMPANY DEBT	250,000	60,222	21,221	0	0	0	(331,443)	0	0	0	0	0
OTHER L/T DEBT	6,266	441	0	0	0	0	0	6,707	0	0	6,707	5,826
TOTAL LONG-TERM DEBT	256,266	60,663	21,221	0	0	0	(331,443)	6,707	0	0	6,707	5,826

DEFERRED INCOME TAXES	13,105	944	1,019	0	0	0	0	15,068	43,971	0	59,039	67,364
INCOME TAXES-L/T	5,816	3,357	2,939	0	0	697	0	12,809	0	0	12,809	12,809
OTHER LONG-TERM LIABILITIES	0	11,121	18	0	0	225	0	11,364	0	0	11,364	14,184
TOTAL LIABILITIES	932,933	399,726	49,076	1,394,721	23	1,877,584	(2,602,469)	2,051,594	43,971	0	2,095,565	2,054,219

STOCKHOLDERS' EQUITY
COMMON STOCK	0	0	0	0	0	0	0	0	32	0	32	32
NONCONTROLLING INTEREST IN SUBSIDIARIES								0	(151,664)		(151,664)	683
CAPITAL IN EXCESS OF PAR	371,533	146,301	422,272	0	11,633	605,000	(951,739)	605,000	467,355	(605,000)	467,355	466,835
OTHER COMPREHENSIVE INCOME	0	0	0	0	0	0	0	0	0	0	0	0
RETAINED EARNINGS (DEFICIT)	(79,987)	(454,621)	(406,973)	0	(11,556)	(1,230,527)	953,137	(1,230,527)	(974,279)	1,230,527	(974,279)	(486,405)
STOCKHOLDERS' EQUITY	291,546	(308,320)	15,299	0	77	(625,527)	1,398	(625,527)	(658,556)	625,527	(658,556)	(18,855)

TOTAL LIABILITIES AND S/H EQUITY	$1,224,479	$91,406	$64,375	$1,394,721	$100	$1,252,057	($2,601,071)	$1,426,067	($614,585)	$625,527	$1,437,009	$2,035,364

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS PAYABLE AGING - FORM MOR-4
AS OF SEPTEMBER 30, 2009
(Unaudited)

	0 - 30	31 - 60	61 - 90	91 - 120	Over 120	Total
($ in Thousands)	Days	Days	Days	Days	Days

TER Holdings, LP	$2,495	$1,298	$1,057	$921	$6,833	$12,604

Trump Taj Mahal	6,896	91	258	18	1,469	8,732

Trump Plaza	2,521	24	3	3	637	3,188

Trump Marina	2,177	(70)	2	2	817	2,928

TER Development	23	0	0	0	0	23

Total	$14,112	$1,343	$1,320	$944	$9,756	$27,475

The financial statements are preliminary and are subject to review by the Company's independent accountants.

TCI 2 HOLDINGS, LLC et al.
CONSOLIDATING STATEMENT OF ACCOUNTS RECEIVABLE AGING - FORM MOR-5
AS OF SEPTEMBER 30, 2009
(Unaudited)

					Allowance
	0 - 30	31 - 60	61 - 90	Over 90	for Doubtful	Total
($ in Thousands)	Days	Days	Days	Days	Accounts

TER Holdings, LP	$0	$15	$0	$90	$0	$105

Trump Taj Mahal	16,595	5,590	575	37,363	(30,529)	29,594

Trump Plaza	4,744	1,491	320	11,415	(6,104)	11,866

Trump Marina	4,367	714	302	6,912	(3,951)	8,344

Total	$25,706	$7,810	$1,197	$55,780	($40,584)	$49,909

The financial statements are preliminary and are subject to review by the Company's independent accountants.